SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission (as permitted by Rule 14A-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12 -12

ISTA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required

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ISTA PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 10, 2003

To our Stockholders:

      You are cordially invited to the Annual Meeting of Stockholders of ISTA PHARMACEUTICALS, INC., a Delaware corporation. The meeting will be held on Wednesday, September 10, 2003 at 10:00 a.m. local time, at ISTA’s headquarters located at 15279 Alton Parkway, Suite 100, Irvine, California 92618 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect three Class III directors to serve for a term of three years expiring upon the 2006 Annual Meeting of Stockholders or until his successor is elected.

2.	To ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2003.

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this notice.

      Only our stockholders of record at the close of business on July 31, 2003 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

For the Board of Directors

/s/ VICENTE ANIDO, JR., PH.D.

VICENTE ANIDO, JR., PH.D.
Chief Executive Officer, President and Board Member

Irvine, California

August 4, 2003

YOUR VOTE IS IMPORTANT

      IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ISTA PHARMACEUTICALS, INC.

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
September 10, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of ISTA Pharmaceuticals, Inc. (“ISTA”), for use at the Annual Meeting of Stockholders to be held Wednesday, September 10, 2003 at 10:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at ISTA’s headquarters located at 15279 Alton Parkway, Suite 100, Irvine, California 92618. The telephone number at that location is (949) 788-6000.

      These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2002, including financial statements, were first mailed on or about August 15, 2003 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

      Holders of shares of our Common Stock of record at the close of business on July 31, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The shares of our Common Stock are our only class of voting securities. As of the Record Date, approximately 13,319,604 shares of our Common Stock were issued and outstanding and held of record by approximately 176 holders.

Revocability of Proxies

      Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to Secretary, ISTA Pharmaceuticals, Inc., 15279 Alton Parkway, Suite 100, Irvine, California 92618 in writing prior to or at the meeting or by attending the meeting and voting in person.

Stockholders Sharing the Same Last Name and Address

      In accordance with notices we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

      If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Secretary, ISTA Pharmaceuticals, Inc., 15279 Alton Parkway, Suite 100, Irvine, California 92618.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

      The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) appointed for the meeting who will determine whether or not a quorum is present.

      The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

      Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

      Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class III director, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Other Business; Stockholder Proposals

      We do not intend to present any other business for action at the Annual Meeting and do not know of any other business to be presented by others.

      Pursuant to our by-laws, in order for business to be properly brought by a stockholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. We did not receive any such notices from our stockholders for matters to be considered at the Annual Meeting. Any stockholder desiring to submit a proposal for action at our 2004 annual meeting of stockholders and presentation in our proxy statement for such meeting should deliver the proposal to our Secretary at our corporate office no later than May 14, 2004 in order to be considered for inclusion in our proxy statement relating to that meeting.

      Under Rule 14a-4 promulgated under the Securities and Exchange Act of 1934, as amended, if a proponent of a proposal fails to notify us at least 45 days prior to the current year’s anniversary of the date of mailing of the prior year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of our Common Stock as of July 31, 2003, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group.

			Approximate
	Number of Shares	Number of Shares	Percent
Name of Beneficial Owner	Outstanding	Underlying Options	Owned(1)

DIRECTORS AND NAMED EXECUTIVE OFFICERS
Peter Barton Hutt	0	0	*
Benjamin F. McGraw III, Pharm.D.	0	5,058	*
Liza Page Nelson(2)	3,952,630	0	29.7%
Vicente Anido, Jr., Ph.D.	0	155,514	*
Kathleen D. LaPorte(3)	5,163,155	0	38.8%
Richard C. Williams	0	0	*
Jeffrey L. Edwards	0	0	*
Robert G. McNeil, Ph.D.(4)	1,698,383	3,882	12.8%
Wayne I. Roe	0	8,577	*
Marvin J. Garrett	0	72,681	*
Thomas A. Mitro	0	40,124	*
William S. Craig, Ph.D.	0	33,822	*
Lisa R. Grillone, Ph.D.	0	65,465	*
All directors and executive officers as a group (15 persons)	10,814,168	407,599	81.8%
5% STOCKHOLDERS
Investor Growth Capital	2,766,841	0	20.8%
Investor Group LP	1,185,789	0	8.9%
Sprout Capital IX LP	4,897,342	0	36.8%
Llura L. Gund(5)	741,485	0	5.6%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 13,319,604 shares of Common Stock as of July 31, 2003. Shares of Common Stock subject to options and warrants currently exercisable, or exercisable within 60 days of the July 31, 2003, are deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2)	Consists of 2,766,841 shares (including 372,105 shares issuable upon exercise of warrants) of Investor Growth Capital Limited and 1,185,789 shares (including 159,474 shares issuable upon exercise of warrants) of Investor Group L.P. Ms. Nelson is a Managing Director and Co-Head of Healthcare Investing Activities for Investor Growth Capital, an affiliate of Investor Group, L.P. Ms. Nelson disclaims beneficial ownership except to the extent of her pecuniary interest therein. Ms. Nelson’s business address is c/o Investor Growth Capital, 12 East 49th Street, 27th Floor, New York, New York 10017.

(3)	Consists of 4,897,342 shares (including 653,978 shares issuable upon exercise of warrants) of Sprout Capital IX L.P., 19,298 shares (including 2,577 shares issuable upon exercise of warrants) of Sprout Entrepreneurs’ Fund L.P. and 246,515 shares (including 32,919 shares issuable upon exercise of warrants) of Sprout IX Plan, L.P. Ms. LaPorte is a General Partner in the Healthcare Technology Group of the Sprout Group, and is a Managing Director of DLJ Capital Corp., which is the Managing General Partner of Sprout Capital IX, L.P. and the General Partner of Sprout Entrepreneurs’ Fund, L.P.

Ms. LaPorte disclaims beneficial ownership except the extent of her pecuniary interest therein. Ms. LaPorte’s business address is c/o The Sprout Group, 3000 Sand Hill Road, Suite 170, Menlo Park, California 94024.

(4)	Consists of 2,948 shares owned by Sanderling IV Biomedical; 1,595 shares owned by Sanderling IV Limited Partnership; 118,900 shares (including 17,664 shares issuable upon exercise of warrants) owned by Sanderling V Beteiligungs GmbH & Co. KG; 495,973 shares (including 74,153 shares issuable upon exercise of warrants) owned by Sanderling V Biomedical Co-Investment Fund; 133,775 shares (including 20,001 shares issuable upon exercise of warrants) owned by Sanderling V Limited Partnership; 7,576 shares owned by Sanderling Venture Partners IV; 4,098 shares owned by Sanderling Venture Partners IV LP; 776 shares owned by Sanderling Venture; 818,081 shares (including 122,312 shares issuable upon exercise of warrants) owned by Sanderling Venture Partners V Co-Investment Fund; 302 shares owned by Sanderling IV Biomedical Limited LP; 5,222 shares owned by Sanderling IV Biomedical Co-Investment Fund; 4,128 shares owned by Sanderling Venture Partners IV Co-Investment Fund; 6,098 shares owned by the John T. Parrish & Robert G. McNeil Joint Tenancy Trust; 511 shares owned by the Middleton McNeil Retirement Trust Robert G. McNeil; 94,293 shares (including 12,831 shares issuable upon exercise of warrants) owned by Robert G. McNeil c/o Sanderling Ventures; and 4,107 shares owned by the Middleton McNeil Retirement Trust F/ B/ O Robert G. McNeil. Dr. McNeil is a Managing Director of Middleton, McNeil & Mills Associates V., LLC, an affiliate of the Sanderling entities. Dr. McNeil disclaims beneficial ownership except the extent of his pecuniary interest therein. Dr. McNeil’s business address is c/o Sanderling Venture Partners, 2730 Sand Hill Road, Suite 200, Menlo Park, California 94024.

(5)	Based upon Schedule 13D/ A filed with the Securities Exchange Commission, Llura L. Gund may be deemed to beneficially own 741,485 shares. Of these shares Ms. Gund has sole voting power to vote and sole power to dispose of an aggregate of 371,840 shares (including 97,368 shares issuable upon exercise of warrants) and shared power to vote and shared power to dispose of 369,645 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers and beneficial owners of more than 10% of our Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission. Such persons are required by Securities Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely on our review of the copies of such forms submitted to us during the year ended December 31, 2002 (the “Last Fiscal Year”), we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with, except that Robert G. McNeil filed late one Form 4 and Kathleen D. LaPorte filed late one Form 4.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director and Nominees for Director

      Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, our Board of Directors currently consists of nine persons, divided into three classes serving staggered terms of three years. The Class I directors, Peter Barton Hutt, Benjamin F. McGraw III, Pharm.D. and Liza Page Nelson, are scheduled to serve until the annual meeting of stockholders in 2004. The Class II directors, Vicente Anido, Jr., Ph.D., Kathleen D. LaPorte, and Richard C. Williams, are scheduled to serve until the annual meeting of stockholders in 2005. The Class III directors, Jeffrey L. Edwards, Robert G. McNeil, Ph.D., and Wayne I. Roe, are scheduled to serve until the annual meeting of stockholders in 2003.

      In the event that any person nominated as a Class III director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

      The name of the Class III nominees for election to the Board of Directors at the Annual Meeting, age as of the Record Date, and certain information are set forth below. The names of the current Class I and Class II directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

Name	Age	Principal Occupation	Director Since

Continuing Class I Directors
Peter Barton Hutt	68	Partner, Covington & Burling	2002
Benjamin F. McGraw III, Pharm.D.	54	President and Chief Executive Officer, Valentis, Inc.	2000	*
Liza Page Nelson	44	Managing Director, Investor Growth Capital	2002
Continuing Class II Directors
Vicente Anido, Jr., Ph.D.	50	President and Chief Executive Officer	2001
Kathleen D. LaPorte	41	General Partner, Sprout Group	2002
Richard C. Williams	59	President, Conner-Thoele Limited	2002
Nominees for Class III Directors
Jeffrey L. Edwards	43	Corporate Vice President, Corporate Development, Allergan, Inc.	2002
Robert G. McNeil, Ph.D.	60	General Partner, Sanderling Ventures	1993
Wayne I. Roe	53	Retired	1998	*

* Dr. McGraw and Mr. Roe resigned as directors of ISTA on November 19, 2002 with the closing of our PIPE financing and were reappointed as directors in December 2002.

      There are no family relationships among any of our directors or executive officers.

Nominees for Terms Expiring at the Annual Meeting

      Jeffrey L. Edwards has served on our Board of Directors since May 2002. Mr. Edwards is currently Corporate Vice President, Corporate Development for Allergan, Inc. and has served in other capacities, including Senior Vice President Treasury, Tax and Investors Relations since 1993. Mr. Edwards received a B.A. in Sociology from Muhlenberg College in 1982.

      Robert G. McNeil, Ph.D. has served on our Board of Directors since 1993 and as our Chairman of the Board since 1995. Dr. McNeil has been a general partner with Sanderling Venture Partners, an investment firm specializing in the development of biomedical companies, since 1979. Dr. McNeil received a Ph.D. in Molecular Biology, Biochemistry and Genetics from the University of California, Irvine.

      Wayne I. Roe has served on our Board of Directors since June 1998, except for the period from November 19, 2002 to December 2002. Mr. Roe was Senior Vice President for United Therapeutics, Inc., a biotechnology company, from November 1999 to November 2000. From November 1988 to March 1999, Mr. Roe founded and served in various management positions at Covance Health Economics and Outcome Services, a consulting firm for life sciences companies, last serving as Chairman of the Board of Directors. Mr. Roe is also currently a director of Aradigm Corporation, a developer of drug delivery systems. Mr. Roe received an M.A. in Political Economy from the State University of New York and an M.A. in Economics from the University of Maryland.

Directors Whose Terms Extend Beyond the Annual Meeting

      Vicente Anido, Jr., Ph.D. has served on our Board of Directors since December 2001. From June 2000 to September 2001, Dr. Anido was general partner for Windamere Venture Partners. From 1996 to 1999, Dr. Anido served as President and Chief Executive Officer of CombiChem, Inc., a biotechnology company. From 1993 to 1996, he served as President of the Americas Region of Allergan, Inc. Dr. Anido received a Ph.D. in Pharmacy Administration from the University of Missouri.

      Peter Barton Hutt has served on our Board of Directors since December 2002. Mr. Hutt is a partner specializing in food and drug law in the Washington, D.C. law firm of Covington & Burling. Mr. Hutt joined Covington & Burling in 1960 and was named partner in 1968, leaving from 1971 to 1975 to serve as Chief

Counsel for the Food and Drug Administration and returning to Covington & Burling in September 1975. Mr. Hutt received a B.A. from Yale University and an LL.B. from Harvard University. In addition, Mr. Hutt received a Master of Law degree in Food and Drug Law from New York University Law School.

      Kathleen D. LaPorte has served on our Board of Directors since December 2002. Ms. LaPorte is a General Partner in the Healthcare Technology Group of the Sprout Group located in Menlo Park, California. Ms. LaPorte joined the Sprout Group in 1993 and became a General Partner in 1994. Between 1987 and 1993, Ms. LaPorte was a principal at Asset Management Company, a venture capital firm focused on early-stage investments. Previously, Ms. LaPorte was financial analyst with The First Boston Corporation. Ms. LaPorte received a B.S. from Yale University and an M.B.A. from Stanford University Graduate School of Business.

      Benjamin F. McGraw, III, Pharm.D. has served on our Board of Directors since April 2000, except for the period from November 19, 2002 to December 2002. Dr. McGraw has been President, Chief Executive Officer, and Chairman of the Board of Directors of Valentis, Inc., a biotechnology company, since 1994. Dr. McGraw also serves on the Board of the Biotechnology Industry Organization. Dr. McGraw received a Pharm.D. from the University of Tennessee.

      Liza Page Nelson has served on our Board of Directors since December 2002. Ms. Nelson is Managing Director and Co-Head of Healthcare investing activities for Investor Growth Capital. Prior to joining Investor Growth Capital in 1998, from 1988 to 1998, Ms. Nelson held a series of positions with increasing responsibility in corporate finance, strategic planing, contracting, marketing, business development and operating management at Pfizer, Inc. Prior to joining Pfizer, Ms. Nelson was a consultant with the Boston Consulting Group and E.M. Warburg, Pincus & Co. Ms. Nelson received a B.A. degree in Economics from Wesleyan University and an M.B.A. in Finance and Marketing from the Yale School of Management.

      Richard C. Williams has served on our Board of Directors since December 2002. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. From 2000 to April 2001, Mr. Williams also served as Vice Chairman-Strategic Planning and director of King Pharmaceuticals, Inc. From 1992 to 2000, Mr. Williams served as Chairman and director of Medco Research, a cardiovascular pharmaceutical development company, prior to its acquisition by King Pharmaceuticals in 2000. From 1997 to 1999, Mr. Williams was Co-Chairman and a director of Vysis, a genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited, Mr. Williams held various operational and financial management officer positions with Erbamont, N.V., Field Enterprises, Inc., Abbott Laboratories and American Hospital Supply Corporation. Mr. Williams is also a director of EP Med Systems and a member of the Advisory Board for the Colorado Governor’s Office of Innovation and Technology. He is also an advisory Managing Director of Wildwood Capital. Mr. Williams received a B.A. degree from DePauw University and an M.B.A. from the Wharton School of Finance.

Vote Required

      The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected Class III director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Board Meetings, Committees and Directors Compensation

      Our Board of Directors held 19 meetings during the fiscal year ended December 31, 2002. Other than Peter Barton Hutt, Kathleen D. LaPorte, Liza Page Nelson and Richard C. Williams who where appointed directors in December 2002, each incumbent Director attended at least 75% of the Board and Committee meetings. The Board has an Audit Committee, Compensation Committee, and Nomination Committee. Each committee is described as follows:

Number of Meetings
Name of Committees and Members	Functions of the Committees	in Fiscal 2002

AUDIT COMMITTEE(1) Richard C. Williams (Chairman) Benjamin F. McGraw, III, Pharm.D. Wayne I. Roe	• Oversees our accounting and financial reporting processes
• Appoints, determines compensation for and oversees the work of the independent auditors
	• Approves the services performed by the independent auditors	Three

COMPENSATION COMMITTEE Benjamin F. McGraw, III, Pharm.D. Kathleen D. LaPorte Liza Page Nelson	• Reviews and approves the executive compensation policies • Administers the employee stock option and stock purchase plans	Four

NOMINATION COMMITTEE(2) Robert G. McNeil, Ph.D. Kathleen D. LaPorte Liza Page Nelson	• Reviews and makes recommendations regarding candidates for service on the Board of Directors • Considers nominees recommended by stockholders	One

(1)	The Audit Committee adopted an amended charter, a copy of which is attached to this Proxy Statement as Appendix A. Our securities are listed on The Nasdaq Stock Market and are governed by its listing standards. All the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

(2)	If you want to recommend a nominee to the Nominating Committee for consideration, you must submit your recommendation in writing to our President at our principal executive offices.

Compensation of Directors

      Our non-employee directors currently receive $2,500 in cash compensation from us for their service as members of the Board of Directors for each board meeting attended and $1,000 for each committee meeting attended; provided, however that directors only receive $500 for telephonic attendance at any board or committee meeting. All non-employee directors are reimbursed for travel and miscellaneous expenses in connection with attendance at board and committee meetings. Liza Page Nelson and Jeffrey L. Edwards have each declined any cash compensation for their respective service as a member of ISTA’s Board of Directors.

      Our 2000 Stock Plan provides for initial option grants to purchase 32,500 shares of our Common Stock to each non-employee director upon their appointment to the board and subsequent annual grants to purchase 16,250 shares of our Common Stock. During the fiscal year ending December 31, 2002, we granted our non-employee directors options to purchase 230,000 shares of Common Stock. First, we granted our non-employee directors options to purchase 2,500 shares of Common Stock each at an exercise price of $9.70 per share. The shares subject to these options vest at the end of four years. Second, we granted our non-employee directors options to purchase 227,500 shares of Common Stock each at an exercise price of $3.49 per share. The shares subject to these options vest over three years. Jeffery L. Edwards has declined any option grants to purchase shares of our Common Stock for his respective service as a member of ISTA’s Board of Directors.

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ending December 31, 2002, no member of the Compensation Committee was an officer or employee of ISTA. During fiscal 2002, no member of the Compensation Committee or executive officer of ISTA served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

RELATED PARTY TRANSACTIONS

      The following is a description of transactions in which the amount involved exceeded $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock had or will have a direct or indirect material interest during the fiscal year ending December 31, 2002, other than compensation arrangements that are described under “Compensation of Directors” and “Executive Officer Compensation.”

Severance Agreement with Former President and Chief Executive Officer

      On January 2, 2002 we executed a transition and release agreement with Edward H. Danse, our former President and Chief Executive Officer. In return for a general release of claims against us, we agreed to the following settlement package:

•	pay $26,500 per month plus appropriate health care coverage to Mr. Danse for up to the next nine to twelve months, depending on whether Mr. Danse finds employment with another corporation,

•	all outstanding options held by Mr. Danse to purchase 46,260 shares of our Common Stock shall automatically vest and shall remain exercisable for a period of one year,

•	forgiveness of the outstanding principal of $126,000 and accrued interest of approximately $36,000 with respect to the 1997 unsecured note entered into with Mr. Danse,

•	Mr. Danse shall receive a cash bonus of $31,300 and

•	pay up to $20,000 in outplacement services used by Mr. Danse.

Severance Agreement with Former Chief Financial Officer

      On June 15, 2002, J.C. MacRae, our former Chief Financial Officer, entered into a severance agreement and release. In return for a general release of claims against us, we agreed to the following settlement package:

•	pay $23,053 per month plus appropriate health care coverage to Mr. MacRae until the earlier of either (i) January 15, 2003 or (ii) the date Mr. MacRae becomes employed by another corporation, and

•	all outstanding options held by Mr. MacRae to purchase 20,648 shares of our Common Stock shall automatically vest and shall remain exercisable for a period of 90 days from the earlier of either (i) January 15, 2003 or (ii) the date Mr. MacRae becomes employed by another corporation.

OTHER EXECUTIVE OFFICERS

      Marvin J. Garrett, 52, has served as our Vice President, Regulatory Affairs, Quality & Compliance since February 1999. From May 1994 to May 1999, Mr. Garrett was Vice President, Regulatory Affairs and Clinical Research for Xoma. From 1990 to 1994, he was President and General Manager of Coopervision Pharmaceutical; a division of the Cooper Companies, Inc. Mr. Garrett received a B.S. in Microbiology from California State University Long Beach.

      William S. Craig, Ph.D., 52, has served as our Vice President, Research and Product Development since March 2001. From 1996 to December 1999, Dr. Craig was Vice President, Research and Development for Alpha Therapeutics Corporation, a biotechnology company. From 1988 to 1996 he was Senior Director Research and Development for Telios Pharmaceuticals, Inc., a biotechnology company. Dr. Craig received a Ph.D. in Chemistry from the University of California, San Diego.

      Lisa R. Grillone, Ph.D., 53, has served as our Vice President, Clinical Research and Medical Affairs since August 2000. From 1990 to July 2000, Dr. Grillone served in various drug development positions with ISIS Pharmaceuticals, Inc., last serving as Executive Director, Intellectual Property Licensing. Dr. Grillone received a Ph.D. in Cell Biology and Anatomy from New York University.

      Kirk McMullin, 50, has served as Vice President, Operations since August 2002. From 1995 to 2002, Mr. McMullin was Vice President, Worldwide Manufacturing Support for Allegran, Inc. a specialty pharmaceutical company focusing on ophthalmology, dermatology and neuromuscular indications. Mr. McMullin received a B.A. from Humboldt State University.

      Thomas A. Mitro, 45, has served as our Vice President, Sales & Marketing since July 2002. From 1980 to 2002, Mr. Mitro held several positions at Allegran, Inc. including Vice President, Skin Care, Vice President, Business Development and Vice President, e-Business. Mr. Mitro received a B.S. degree from Miami University.

      Lauren P. Silvernail, 44, has served as our Chief Financial Officer and Vice President, Corporate Development, since March 2003. From 1995 to March 2003, Mrs. Silvernail served in various operating and corporate development positions for Allergan, Inc., most recently serving as Vice President, Business Development. From 1989 to 1994 she was a general partner at Glenwood Ventures and served as a director and operating manager for several portfolio companies. Mrs. Silvernail received an M.B.A. from the University of California, Los Angeles.

Executive Officer Compensation

      The following table sets forth information for the years ended December 31, 2000, 2001 and 2002 regarding the compensation of our Chief Executive Officer, each of our four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 and one additional executive officer for whom disclosure would have been required but for the fact that the executive officer resigned before the end of the fiscal year (the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation
					Awards
		Annual Compensation			Securities	All Other
					Underlying	Compensation
Name and Principal Position	Year	Salary($)		Bonus($)	Options	($)

Vicente Anido, Jr., Ph.D.	2001	15,417	(1)	—	100,461	—
President and Chief Executive Officer	2002	370,000		—	595,000	2,717	*
J. C. MacRae	2000	220,000		18,600	1,852	—
Executive Vice President,	2001	257,773		38,500	5,200	6,219	*
Chief Operating Officer and	2002	276,640	(2)	24,532	2,000	4,955	*
Chief Financial Officer(2)
Marvin J. Garrett	2000	218,028		7,500	2,222	—
Vice President, Regulatory Affairs,	2001	230,450		24,750	3,500	6,219	*
Quality and Compliance	2002	240,820		25,926	140,000	5,000	*
Thomas A. Mitro	2002	117,500	(3)	—	194,000	2,067	*
Vice President, Sales and Marketing
William S. Craig, Ph.D.	2000	143,942	(4)	—	6,296	—
Vice President, Research and	2001	220,000		21,874	6,000	2,500	*
Product Development	2002	228,000		16,500	66,500	1,990	*
Lisa R. Grillone, Ph.D.	2000	89,583	(5)	20,000	12,500	—
Vice President, Clinical Research	2001	219,614		13,439	3,500	3,340	*
and Medical Affairs	2002	231,000		24,707	148,250	4,267	*

*	Life insurance or medical benefits.

(1)	Dr. Anido joined ISTA in December 2001. His annualized salary for 2001 was $370,000.

(2)	Mr. MacRae resigned from ISTA in June 2002 and continued to receive severance payments through January 2003.

(3)	Mr. Mitro joined ISTA in July 2002. His annualized salary for 2002 was $235,000.

(4)	Dr. Craig joined ISTA in March 2000. His annualized salary for 2000 was $175,000.

(5)	Dr. Grillone joined ISTA in August 2000. Her annualized salary for 2000 was $215,000.

      Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2002 to each of the Named Executive Officers:

Option Grants in Fiscal 2002

	Individual Grants

		% of Total			Potential Realizable Value at
	Number of	Options			Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation for
	Underlying	Employees	Exercise		Option Term($)(1)
	Options	in Fiscal	Price	Expiration
Name	Granted(#)	Year	($/Sh)	Date	5%	10%

Vicente Anido, Jr., Ph.D.(2)	595,000	33.5%	$3.49	12/16/12	$1,305,931	$3,309,486
J.C. MacRae(2)	2,000	0.1%	$16.10	02/15/12	$20,250	$51,319
Marvin J. Garrett(2)	2,000	0.1%	$16.10	02/15/12	$20,250	$51,319
Marvin J. Garrett(3)	138,000	7.8%	$3.49	12/16/06	$103,792	$223,520
Thomas A. Mitro(4)	30,000	1.7%	$8.50	06/21/12	$160,368	$406,404
Thomas A. Mitro(2)	164,000	9.2%	$3.49	12/16/12	$359,954	$912,194
William S. Craig, Ph.D.(2)	1,500	0.1%	$16.10	02/15/12	$15,188	$38,489
William S. Craig, Ph.D.(3)	65,000	3.7%	$3.49	12/16/06	$48,888	$105,281
Lisa R. Grillone, Ph.D.(2)	8,250	0.5%	$16.10	02/15/12	$83,533	$211,689
Lisa R. Grillone, Ph.D.(3)	140,000	7.9%	$3.49	12/16/06	$105,296	$226,759

(1)	The potential realizable value at 5% and 10% annual rates of stock price appreciation for each person is based on the market price of the underlying shares of Common Stock on the date each option was granted.

(2)	These options vest in a series of monthly installments over four years from the date of grant.

(3)	25% of the options vest on the date of grant, with 1/48 of the shares vesting monthly thereafter.

(4)	25% or 7,500 of the shares vest starting on June 21, 2003, with 1/48 of the shares vesting monthly thereafter.

      Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth the information with respect to stock option exercises during the year ended December 31, 2002, by the Named Executive Officers, and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2002.

Aggregate Option Exercises in Fiscal 2002 and

Year-End Option Values

			Number of		Value of Unexercised
			Securities Underlying		In-the-Money
	Shares		Unexercised Options		Options at
	Acquired		at December 31, 2002(#)		December 31, 2002($)(1)
	Upon	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Vicente Anido, Jr., Ph.D.	—	—	25,116	670,345	—	—
J.C. MacRae	—	—	22,456	6,967	—	—
Marvin J. Garrett	—	—	49,695	110,842	—	—
Thomas A. Mitro	—	—	—	194,000	—	—
William S. Craig, Ph.D.	—	—	22,433	56,363	—	—
Lisa R. Grillone, Ph.D.	—	—	42,741	115,259	—	—

(1)	Closing price of our Common Stock at fiscal year-end minus the exercise price. The fair market value of our Common Stock at the close of business on December 31, 2002, was $3.15.

Employment and Change in Control Agreements

      We have entered into an employment agreement with Dr. Anido. Dr. Anido’s employment agreement sets forth his compensation arrangements, including his initial annual base salary and initial option grant. Dr. Anido is also entitled to a performance bonus of up to 50% of his salary. In the event of termination of employment other than voluntarily or for cause, Dr. Anido will receive nine months of base salary as severance; provided that, in the event such termination occurs after a “change of control,” Dr. Anido will receive twenty-four months of base salary as severance and all outstanding options to purchase our common stock then held by Dr. Anido will become fully vested and exercisable.

      We have entered into change of control severance agreements with the following Named Executive Officers: Mr. Mitro, Mr. Garrett, Dr. Craig, Dr. Grillone and Mrs. Silvernail. Each of these agreements provides that if the executive’s employment is terminated as a result of an “involuntary termination” within 24 months after a “change of control,” the executive will be entitled to nine months of base salary and healthcare related benefits and a pro rata portion of his or her performance bonus based upon the number of months that such employee was employed during the year of termination. In addition, all options to purchase our common stock held by the executive at the time of such termination shall vest in full. With respect to Mr. Mitro’s agreement, if a change of control occurs during the first six months of such employee’s commencement of employment with ISTA, then fifty percent of such employee’s options to purchase our common stock granted prior to such change of control shall become fully vested and exercisable upon such change of control and any shares of our common stock then held by such employee subject to a repurchase right of ISTA that was purchased by the employee prior to such change of control will have the right of repurchase lapse with respect to such shares.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities Exchange Commission, in whole or in part, the foregoing Committee Report shall not be “soliciting material” or “filed‘ with the Securities Exchange Commission, nor shall such information be incorporated by reference into any such filing.

      The Compensation Committee of the Board of Directors (the “Committee”), comprising three outside directors, is responsible for the administration of our executive compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

      Compensation Philosophy. Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for us;

•	Align the financial interest of executives and stockholders through equity-based plans; and

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

      Compensation Program. The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all of our officers and establishes and reviews general policies relating to compensation and benefits of our employees. The Committee is also responsible for the administration of the 2000 Stock Plan. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology, pharmaceutical and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

2. Long-Term Incentives. Our 2000 Stock Plan provides for the issuance of stock options to our officers and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

Severance Agreement with Former President and Chief Executive Officer

      On January 2, 2002 we executed a transition and release agreement with Edward H. Danse, our former President and Chief Executive Officer. In return for a general release of claims against us, we agreed to the following settlement package:

•	pay $26,500 per month plus appropriate health care coverage to Mr. Danse for up to the next nine to twelve months, depending on whether Mr. Danse finds employment with another corporation,

•	all outstanding options held by Mr. Danse to purchase 46,260 shares of our Common Stock shall automatically vest and shall remain exercisable for a period of one year,

•	forgiveness of the outstanding principal of $126,000 and accrued interest of approximately $36,000 with respect to the 1997 unsecured note entered into with Mr. Danse,

•	Mr. Danse shall receive a cash bonus of $31,300, and

•	pay up to $20,000 in outplacement services used by Mr. Danse.

Severance Agreement with Former Chief Financial Officer

      On June 15, 2002, J.C. MacRae, our former Chief Financial Officer, entered into a severance agreement and release. In return for a general release of claims against us, we agreed to the following settlement package:

•	we agreed to pay $23,053 per month plus appropriate health care coverage to Mr. MacRae until the earlier of either (i) January 15, 2003 or (ii) the date Mr. MacRae becomes employed by another corporation, and

•	we agreed that all outstanding options held by Mr. MacRae to purchase 20,648 shares of our Common Stock shall automatically vest and shall remain exercisable for a period of 90 days from the earlier of either (i) January 15, 2003 or (ii) the date Mr. MacRae becomes employed by another corporation.

2002 Compensation for the Chief Executive Officer

      On December 21, 2001 the Board of Directors authorized and approved a compensation package for Vicente Anido, Jr., Ph.D., our current President and Chief Executive Officer. In determining Dr. Anido’s salary for 2002, the Board of Directors considered competitive compensation data for chief executive officers and presidents of similar companies within the biotechnology and pharmaceutical industry, taking into account Dr. Anido’s experience and knowledge. The Board of Directors determined that it was appropriate to offer an annual salary of $370,000 and a stock option to purchase 100,461 shares of Common Stock, of which 25% of the shares shall vest on December 17, 2002, with  1/48 of the shares vesting monthly thereafter and an annual performance bonus. On December 16, 2002, Dr. Anido was also granted a stock option to purchase 595,000 shares of our common stock which vest in a series of monthly installments over four years from the date of grant.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

      Section 162(m) of the United States Internal Revenue Code of 1986, as amended, (the “Code”) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal 2002. Grants under the 2000 Stock Plan will not be subject to the deduction limitation so long as such grants meet the Section 162(m) requirements, including the option grant limitations described below.

      Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such person, for the purposes of Section 162(m) of the Code, the 2000 Stock Plan provides that no employee may be granted, in any of our fiscal years, options to purchase more than 100,000 shares of Common Stock. In addition, the 2000 Stock Plan provides that in connection with an employee’s initial employment, the employee may be granted an additional 200,000 shares of Common Stock. To the extent grants under the 2000 Stock Plan are in excess of these limitations, such excess shall not be exempt from the deductibility limits of Section 162(m) of the Code.

Respectfully submitted,

Benjamin F. McGraw III, Pharm.D., Chairman
Kathleen D. LaPorte
Liza Page Nelson

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return of the Nasdaq National Market, U.S. index (“Nasdaq U.S. Index”) and the Hambrecht & Quist Healthcare, Excluding Biotechnology index (“H&Q Healthcare Index”) for the period beginning on August 22, 2000, our first day of trading after our initial public offering, and ending on December 31, 2002.

The graph assumes that $100 was invested on August 22, 2000 in our Common Stock, the Nasdaq U.S. Index and the H&Q Healthcare Index, and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Stock performance shown in the above chart for the Common Stock is historical and should not be considered indicative of future price performance. This graph was prepared by Research Data Group, Inc.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors, based upon the recommendation of its Audit Committee, has elected to engage Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2003, and recommends that stockholders vote “FOR” ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Fees billed to us by Ernst & Young LLP during the Fiscal Year Ended December 31, 2002

      Audit Fees. Ernst & Young LLP’s fees for our audit services and other filings with the Securities and Exchange Commission for the years ended December 31, 2002 and December 31, 2001 were $197,297 and $113,532, respectively of which $116,038 and $105,663 related to audit and review our interim financial statements for the years ended December 31, 2002 and December 31, 2001, respectively.

      Audit-Related Fees. There were no audit related fees billed by Ernst & Young LLP for the years ended December 31, 2002 and December 31, 2001, respectively.

      Tax Fees. Ernst & Young LLP’s fees for tax services for the years ended December 31, 2002 and December 31, 2001 were $10,580 and $7,850, respectively. Tax services included tax consultation, expatriate administration and tax preparation.

      All Other Fees. There were no other fees billed by Ernst & Young LLP for services rendered during the years ended December 31, 2002 and December 31, 2001, other than the services described above under the caption “Audit Fees” and “Tax Fees.”

      Ernst & Young LLP has audited our financial statements annually since our inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

AUDIT COMMITTEE REPORT

      Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities Exchange Commission, in whole or in part, the foregoing Audit Committee Report shall not be “soliciting material” or “filed” with the Securities Exchange Commission, nor shall such information be incorporated by reference into any such filing.

      The Audit Committee of the Board of Directors met three times during the fiscal year ended December 31, 2002 with representatives of the independent auditors. Each Audit Committee member is qualified as “Independent” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers. The Audit Committee also met on February 21, 2003 and during the meeting reviewed the financial statements and related notes for the year ended December 31, 2002.

      The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the internal audit function and the performance of the independent auditor, and such other duties as directed by the Board of Directors. The Audit Committee operates under a written Audit Committee Charter. A copy of this charter is included in this Proxy Statement as Appendix A.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors, the independent accountant’s independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committees’ oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact “independent”.

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report to stockholders for the most recent fiscal year ended December 31, 2002. The Audit Committee has also recommended the selection of Ernst & Young LLP independent auditors to the Board of Directors, and based on our recommendation, the Board of Directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2003, and recommends that the stockholders vote for ratification of such appointment.

Respectfully submitted,

Richard C. Williams, Chairman
Benjamin F. McGraw, III, Pharm.D.
Wayne I. Roe

OTHER MATTERS

      We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Irvine, California

August 4, 2003

Appendix A

ISTA PHARMACEUTICALS, INC.

a Delaware corporation

CHARTER

OF

THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

PURPOSES

      The purpose of the Audit Committee of the Board of Directors of ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report of the Audit Committee that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Apart from his or her capacity as a member of the Board of Directors or any Board committee, no Audit Committee member shall be an affiliated person of the Company or any Company subsidiary as required under applicable SEC and NASD rules. Each member of the Audit Committee shall (i) be an independent director, as defined in NASD Rule 4200 and the rules of the SEC and (ii) be able to read and understand fundamental financial statements, in accordance with the requirements set forth in NASD Rule 4350. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities in accordance with NASD Rule 4350.

RESPONSIBILITIES

      The responsibilities of the Audit Committee shall include:

1.	Appointing, compensating, retaining and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting), and evaluating the qualifications, independence and performance of the independent auditors, with respect to the preparation and issuance of an audit report or performing such other audit, review or attestation services for the Company; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors and all compensation and retention terms with respect to any engagement of the independent auditors for audit and lawfully permitted non-audit services; and the independent auditors shall report directly to the Audit Committee;

2.	Approving in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services (provided that pre-approval of non-audit services will not be required in those circumstances where a subsequent approval is permissible under applicable SEC and NASD rules);

3.	Reviewing on a periodic basis the adequacy of the Company’s system of internal controls, including meeting with the Company’s management and the independent auditors to review the adequacy of such internal controls;

4.	Reviewing on a periodic basis the activities, organizational structure and qualifications of the Company’s internal audit function.

5.	Reviewing and providing guidance with respect to the external audit, the performance of the Company’s independent auditors and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are such relationships, monitoring and investigating them; (iii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented from time to time; and (iv) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

6.	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

7.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

8.	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

9.	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

10.	Overseeing compliance with the requirements of the SEC for disclosure of independent auditor’s services and Audit Committee members and activities;

11.	Reviewing, approving and monitoring the Company’s code of conduct and such other codes of business conduct that the Company may adopt from time to time pertaining generally to its directors, officers or employees;

12.	Reviewing, in conjunction with counsel at the discretion of the Audit Committee, any legal matters that could have a significant impact on the Company’s financial statements or its compliance with applicable laws;

13.	Providing oversight and review of the Company’s risk management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments;

14.	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

15.	As the Audit Committee deems appropriate, obtaining advice and assistance from outside legal, accounting or other advisors; in this regard, the Audit Committee shall have the authority to engage, oversee and require funding for outside legal, accounting or other advisors;

16.	As the Audit Committee deems appropriate, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

17.	Reviewing and approving in advance all related party transactions for potential conflicts of interest;

18.	Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A;

19.	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

20.	Establishing procedures for the hiring of employees and former employees of the independent auditor; and,

21.	Reviewing at least annually its own charter, structure, processes and membership requirements and, as the Audit Committee deems appropriate, recommending any revisions thereto to the Board.

      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it.

MEETINGS

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

      The Audit Committee will meet separately with the Company’s chief executive officer and chief financial officer at least annually to review the financial affairs of the Company, including a review of the Company’s internal controls. The Audit Committee will meet separately with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor’s examination and management report.

MINUTES

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Audit Committee’s charter.

COMPENSATION

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof and reasonable expense reimbursements.

LIMITS ON DUTIES

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules an regulations. These are the responsibilities of management and the independent auditor.

EFFECTIVE DATE

      This Charter of the Audit Committee is effective as of March 27, 2003.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ISTA PHARMACEUTICALS, INC.

2003 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of ISTA Pharmaceuticals, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated August 4, 2003 and hereby appoints Lauren P. Silvernail, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2003 Annual Meeting of Stockholders of ISTA Pharmaceuticals, Inc. to be held on September 10, 2003 at 10:00 a.m., local time, at ISTA’s headquarters located at 15279 Alton Parkway Suite #100, Irvine, California 92618 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on reverse:

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

- Detach here from proxy voting card. -

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
1.	Election of Class III Directors Nominees: 01 Robert G. McNeil 02 Jeffery L. Edwards 03 Wayne I. Roe	☐	☐	2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐
THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL’S NAME ABOVE	THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE THREE NOMINATED CLASS III DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

					PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S)	DATE:	, 2003

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

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Dear holder of unexchanged shares of ISTA Pharmaceuticals, Inc. (“ISTA”):

As a result of a ten-for-one reverse split effective November 13, 2002, holders of the old shares of ISTA common stock (the “Old Shares”) were notified to send in their certificates to exchange for certificates of the new reclassified common stock. Our records indicate you have not yet sent us your Old Shares and we are taking this opportunity to remind you.

Please note that, unless you exchange your Old Shares certificates, you will be subject to the abandoned property laws of your state. The abandoned or unclaimed property laws of a number of states require that securities that remain unexchanged for a specific period of time be transferred to the custody of the state for safekeeping. Your certificates may be cancelled and sent to your state of residence as abandoned property and you will have no recourse but to claim your shares back from that state.

Do not send your certificates with your proxy card. Deliver the certificate(s) according to the instruction on the letter of transmittal. The addresses are listed below as is a toll free number should you need assistance or if you are unable to locate your certificate(s).

Mellon Investor Services LLC

BY MAIL:	BY HAND:	BY OVERNIGHT DELIVERY:
Post Office Box 3300	120 Broadway, 13th Floor	85 Challenger Road Mail Drop-Reorg
South Hackensack, NJ 07606	New York, NY, 10271	Ridgefield Park, NJ 07660
Attn: Reorganization Department	Attn: Reorganization Department	Attn: Reorganization Department

TELEPHONE ASSISTANCE: 1-800-777-3674

Thank you.

Mellon Investor Services
Exchange Agent for ISTA Pharmaceuticals, Inc.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ISTA PHARMACEUTICALS, INC.

2003 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of ISTA Pharmaceuticals, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated August 4, 2003 and hereby appoints Lauren P. Silvernail, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2003 Annual Meeting of Stockholders of ISTA Pharmaceuticals, Inc. to be held on September 10, 2003 at 10:00 a.m., local time, at ISTA’s headquarters located at 15279 Alton Parkway Suite #100, Irvine, California 92618 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on reverse:

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

- Detach here from proxy voting card. -

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
1.	Election of Class III Directors Nominees: 01 Robert G. McNeil 02 Jeffery L. Edwards 03 Wayne I. Roe	☐	☐	2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐
THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL’S NAME ABOVE	THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE THREE NOMINATED CLASS III DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

					PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S)	DATE:	, 2003

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

- Detach here from proxy voting card -